UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 21, 2006
                                                --------------------------------


        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9
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                         (Exact name of issuing entity)


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)


  JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., IXIS Real Estate Capital Inc., Eurohypo AG, New York Branch, PNC Bank, National Association and
                          Nomura Credit & Capital, Inc.
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             (Exact name of sponsors as specified in their charters)


         Delaware                 333-130786-06               13-3789046
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation             File Number               Identification
        of depositor)           of issuing entity)          No. of depositor)

      270 Park Avenue
      New York, New York                                          10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code  (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching (i) the Pooling and Servicing Agreement (as defined below) and (ii) the JPMCB Mortgage Loan Purchase Agreement (as defined below), filed on January 5, 2007, is hereby amended because (A) Exhibit FF to the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such Exhibit FF and (B) Schedule II to the JPMCB Mortgage Loan Purchase Agreement attached as an exhibit to such Current Report was not the correct version of such Schedule II.

      Attached as Exhibit 4 is the corrected Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9. Also attached as Exhibit 10.1 is the corrected mortgage loan purchase agreement, dated as of December 1, 2006 (the "JPMCB Mortgage Loan Purchase Agreement"), between JPMorgan Chase Bank, National Association and the Depositor, relating to the mortgage loans sold to the Depositor by JPMorgan Chase Bank, National Association. On December 21, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9 (the "Certificates"). The Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3SFL, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class C-S, Class D and Class D-S Certificates, having an aggregate initial principal amount of $4,502,320,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Commerzbank Capital Markets Corp., IXIS Securities North America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 15, 2006, by and among the Company and the Underwriters.

      This Form 8-K/A filing replaces, in their entirety, each of (i) the Pooling and Servicing Agreement and (ii) the JPMCB Mortgage Loan Purchase Agreement filed under Item 9.01, Exhibit Nos. 4 and 10.1, respectively, pursuant to Form 8-K, dated December 21, 2006 and filed on January 5, 2007.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of December 15, 2006, by and among the Depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC, Commerzbank Capital Markets Corp., IXIS Securities North America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Depositor, Midland Loan Services, Inc., Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent. (Filed herewith.)

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between JPMorgan Chase Bank, National Association and the Depositor, relating to the mortgage loans sold to the Depositor by JPMorgan Chase Bank, National Association. (Filed herewith.)

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between UBS Real Estate Securities Inc. and the Depositor, relating to the mortgage loans sold to the Depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between IXIS Real Estate Capital Inc. and the Depositor, relating to the mortgage loans sold to the Depositor by IXIS Real Estate Capital Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between Eurohypo AG, New York Branch and the Depositor, relating to the mortgage loans sold to the Depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between PNC Bank, National Association and the Depositor, relating to the mortgage loans sold to the Depositor by PNC Bank, National Association.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between Nomura Credit & Capital, Inc. and the Depositor, relating to the mortgage loans sold to the Depositor by Nomura Credit & Capital, Inc.

Exhibit 10.7 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, among AIG Mortgage Capital, LLC, SOME II, LLC and the Depositor, relating to the mortgage loans sold to the Depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.8 ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.9 Schedule to the ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.10 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.11 ISDA Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.12 Schedule to the ISDA Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.13 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 22, 2007                 J.P. MORGAN CHASE COMMERCIAL
                                            MORTGAGE SECURITIES CORP.


                                       By:   /s/ Kunal Singh
                                          --------------------------------------
                                          Name:  Kunal Singh
                                          Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of                                                       Paper (P)
Regulation S-K                                                          or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

4                 Pooling and Servicing Agreement, dated as            (E)
                  of December 1, 2006, by and among the
                  Depositor, Midland Loan Services, Inc.,
                  Capmark Finance Inc. and Wachovia Bank,
                  National Association, as master servicers,
                  LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent.

10.1              Mortgage Loan Purchase Agreement, dated as           (E)
                  of December 1, 2006, between JPMorgan
                  Chase Bank, National Association and the
                  Depositor, relating to the mortgage loans sold to the Depositor by JPMorgan Chase
                  Bank, National Association.